SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                            [X]

Filed by a Party other than the Registrant         [ ]

Check the appropriate box:

     [X]  Preliminary Proxy Statement

     [ ]  Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                             ROSE'S HOLDINGS, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and
          0-11

          (1)  Title of each class of securities to which transaction applies:

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          (2)  Aggregate number of securities to which transaction applies:

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          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4)  Proposed maximum aggregate value of transaction:  0

          (5)  Total fee paid:  0

     [ ]  Fee paid previously with preliminary materials

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of filing.

          (1)  Amount Previously Paid:

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          (2)  Form, Schedule, or Registration Statement No.:

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

                              ROSE'S HOLDINGS, INC.


                              150 EAST 52ND STREET
                            NEW YORK, NEW YORK 10022



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     The annual meeting of stockholders of Rose's Holdings, Inc. (the "Corporation") will be held at the Corporate office 150 East 52nd Street, 21st Floor, New York, NY 10022 on Tuesday June 15, 1999 at 10:00 a.m. (local time) for the following purposes:

1. to elect one director of the Corporation;

2. to consider and act upon a proposal to change the name of the Corporation to WebFinancial Corporation;

3. to ratify the appointment of KPMG, LLP, independent accountants, to audit the books and accounts of the Corporation; and

4. to transact such other business as may properly come before the meeting or any adjournments thereof.


     The Board of Directors has fixed the close of business on April 26, 1999 as the record date for determining stockholders entitled to notice of and to vote at the meeting. A proxy and return envelope are enclosed for your convenience.

                                       By order of the Board of Directors,


                                       Jack L. Howard
                                       Vice President and Secretary


April 30, 1999

                             YOUR VOTE IS IMPORTANT

               Please mark, sign, and date the enclosed proxy card
                     and return it promptly in the enclosed
                        self-addressed, stamped envelope

                             ROSE'S HOLDINGS, INC.

                              150 EAST 52ND STREET
                            NEW YORK, NEW YORK 10022

                              -------------------
                                PROXY STATEMENT
                              -------------------



     This Proxy Statement is furnished to the stockholders of Rose's Holdings, Inc., a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of stockholders of the Corporation to be held on June 15, 1999 and any adjournment or adjournments thereof (the "Annual Meeting"). A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May __, 1999.

     Only holders of securities entitled to vote at the Annual Meeting at the close of business on April 26, 1999, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. On the record date the Corporation had issued and outstanding [4,229,224] shares of common stock, $.001 par value (the "Common Stock"), entitled to vote at the Annual Meeting, each share being entitled to one vote.

     Stockholders who execute proxies may revoke them by giving written notice to the Secretary of the Corporation at any time before such proxies are voted. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless the stockholder so attending, in writing, so notifies the Secretary of the Annual Meeting at any time prior to the voting of the proxy.

     The presence, in person or by proxy, of the holders of at least a majority of the shares of Common Stock outstanding on the record date is necessary to have a quorum for the Annual Meeting. Abstentions and broker "non-votes" are counted as present for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     The Board of Directors does not know of any matter that is expected to be presented for consideration at the Annual Meeting, other than those matters described on the attached Notice and herein. However, if other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

     The Corporation will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers, and regular employees of the Corporation (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. The Corporation has also retained MacKenzie Partners, Inc. ("MacKenzie") to assist in the solicitation of proxies. MacKenzie will receive a fee for such services of approximately $7,500 plus reasonable out-of-pocket expenses, which will be paid by the Corporation. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and the Corporation will reimburse them for their expenses.

     All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Corporation intend to vote for the nominees for election as directors of the Corporation listed herein and for those matters described on the attached Notice and herein. With regard to the election of directors, votes cast may be withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will have the same effect as a vote against a proposal. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.


                             PRINCIPAL STOCKHOLDERS

     The only persons known by the Corporation to be the beneficial owners of more than 5% of the outstanding shares of Common Stock, as of March 31, 1999, are indicated below:



                                            Amount and
                                            Nature of
                                            Beneficial
Name and Address                            Ownership        Percent of Class
----------------                            ---------        ----------------

Warren G. Lichtenstein                      1,320,613(1)           31.2%
150 East 52nd Street
New York, New York  10022

Steel Partners II, L.P.                     1,090,655(2)           25.8%
150 East 52nd Street
New York, New York  10022

Earle C. May                                  768,376(3)           18.2%
4550 Kruse Way #345
Lake Oswego, OR  97035

May Management, Inc.                          746,015             17.5%
4550 Kruse Way #345
Lake Oswego, OR  97035

----------

(1) Includes: (a) 2,500 shares of Common Stock owned by Mr. Lichtenstein; (b) 227,458 shares of Common Stock issuable upon the exercise of options owned by Mr. Lichtenstein; (c) 1,068,970 shares of Common Stock owned by Steel Partners II, L.P.; and (d) 21,685 shares of Common Stock issuable upon the exercise of warrants owned by Steel Partners II, L.P. Mr. Lichtenstein is the chief executive officer of the general partner of Steel Partners II, L.P. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned by Steel Partners II, L.P. except to the extent of his pecuniary interest in such shares of Common Stock, which is less than the amount disclosed.

(2) Represents 1,068,970 shares of Common Stock and 21,685 shares of Common Stock issuable upon exercise of warrants.

(3) Includes: (a) 5,865 shares of Common Stock owned by Mr. May; (b) 20,361 shares of Common Stock issuable upon the exercise of options owned by Mr. May;
(c) 50,250 shares of Common Stock owned by May Management, Inc.; and (d) 691,900 shares of Common Stock held in customer accounts as to which May Management, Inc. has shared dispositive power. Mr. May is the chief executive officer and a principal stockholder of May Management, Inc. and may be deemed to be the beneficial owner of shares owned by May Management, Inc. or as to which May Management, Inc. has shared dispositive power.

                              --------------------

     Except as noted in the footnotes above, (i) none of such shares is known by the Corporation to be shares with respect to which the beneficial owner has the right to acquire beneficial ownership and (ii) the Corporation believes the beneficial owner listed above has sole voting and investment power with respect to the shares shown as being beneficially owned by it.

                        DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

     The name of, principal occupation of and certain additional information about each of the one nominee and the for current directors with unexpired terms are set forth below. At the annual meeting of stockholders held November 4, 1998 (the "1998 Meeting"), the stockholders of the Corporation voted to eliminate the Corporation's staggered board system and provide for the annual election of directors, without reducing the terms of any of the directors then in office (including those elected at the 1998 Meeting). Although the board is still divided into three classes with the term of office of one class expiring each year and each director holding office for a term expiring at the third annual meeting of stockholders following his or her election (and until their successors have been duly elected and qualified), commencing at this Annual Meeting, with respect to directors whose terms expire at this Annual Meeting, and continuing at the annual meetings of stockholders held in 2000 and 2001, each director whose term is expiring (and any new nominees for director) shall be elected for one-year terms only.

     Pursuant to an amendment to the Corporation's By-laws approved at a meeting of the Board of Directors on April __, 1999, the number of directors of the Corporation has been reduced from seven to five. Due to the resignations of J. David Rosenberg on _________, 1999, N. Hunter Wyche on _________, 1999, and Harold Smith on _________, 1999, the total number of current directors is five. The Board has appointed James Benenson to fill the vacancy left by Mr. Rosenberg whose term expires at the annual meeting in 2000. The remainder of the Board consists of one director in the class expiring at this Annual Meeting and three directors in the class expiring at the annual meeting in 2001.

     Listed below is the nominee for election at this Annual Meeting. The director elected at this Annual Meeting will serve a one-year term expiring at the next annual meeting of stockholders.

NAME                                 POSITION WITH THE CORPORATION
----                                 -----------------------------
Jack L. Howard                       Director, Vice President and Chief
                                       Financial Officer

     Listed below is the director in the class whose terms expires at the 2000 annual meeting of stockholders.

NAME                                 POSITION WITH THE CORPORATION
----                                 -----------------------------
James Benenson,  Jr.                 Director

Listed below are the directors in the class whose terms expire at the 2001 annual meeting of stockholders.

NAME                                 POSITION WITH THE CORPORATION
----                                 -----------------------------
Warren G. Lichtenstein               Director, President and Chief Executive
                                       Officer
Earle C. May                         Director
Joseph L. Mullen                     Director



NOMINEES FOR DIRECTOR

  NAME AND AGE                       OCCUPATION AND OTHER DIRECTORSHIPS
  ------------                       ----------------------------------
Jack L. Howard (37)                  Mr. Howard has served as a director of the
(term expires 1999)                  Corporation since 1996 and Vice President,
                                     Secretary, and Treasurer of the Corporation since December 1997. Mr. Howard has been a registered principal of Mutual Securities,
                                     Inc., a stock brokerage firm, since prior to 1993. He is a director of Gateway
                                     Industries, Inc.

CONTINUING DIRECTORS
--------------------
Warren G. Lichtenstein (33)          Mr. Lichtenstein has served as a director
(term expires 2001)                  of the Corporation since 1996 and President
                                     and chief executive officer of the
                                     Corporation since December 1997. Mr.
                                     Lichtenstein has been chief executive
                                     officer of the general partner of Steel
                                     Partners II, LP, a private investment firm, since 1993 and Chairman of Steel Partners
                                     Services, Ltd., a private investment firm, since 1993. Mr. Lichtenstein was Executive
                                     Vice President of Alpha Technologies Group,
                                     Inc., a manufacturer of electronic
                                     components, from September 1994 through
                                     September 1995.  Mr. Lichtenstein is a
                                     director of Saratoga Spring Water
                                     Corporation Inc. and PLM International,
                                     Inc.,and; Chairman of Aydin Corporation, and Gateway Industries, Inc. ("Gateway").
                                     Gateway was the sole stockholder of Marsel
                                     Mirror and Glass Products, Inc. ("Marsel") from November 1995 to December 1996. Mr.
                                     Lichtenstein served as President of Marsel from its formation as an acquisition subsidiary until the acquisition was consummated. Thereafter, Marsel appointed a President who had no prior affiliation with Gateway. Mr. Lichtenstein served as Marsel's sole director until Gateway disposed of its interest in Marsel. Marsel filed for protection under Chapter 11 of the United States Bankruptcy Code shortly following Gateway's disposition of Marsel.


Earle C. May (80)                    Mr. May was elected a director of the
(term expires 2001)                  Corporation by the Board of Directors on
                                     July 22, 1997. Mr. May has been Chairman and an executive officer of May Management, Inc., an investment management firm, since prior to 1993.

Joseph L. Mullen (52)                Mr. Mullen has served as a director of the
(term  expires 2001)                 Corporation since 1995. Since January 1994,
                                     Mr. Mullen has served as Managing Partner of Li Moran International, a management consulting company, and has functioned as a senior officer overseeing the merchandise and marketing departments for such companies as Leewards Creative Crafts Inc.,
                                     Office Depot of Warsaw, Poland and Rose's
                                     Stores, Inc.  From January 1994 to July
                                     1994, Mr. Mullen served as Senior Vice
                                     President for Leewards Creative Crafts
                                     Inc., a national retail chain specializing in crafts. Prior to January 1994, Mr.
                                     Mullen was employed by Hills Department
                                     Stores, Inc. ("Hills") for approximately 23 years and held a variety of positions, including Vice President Hardlines. Hills filed for protection under Chapter 11 of the United States Bankruptcy Code on
                                     February 4, 1991, while Mr. Mullen was
                                     employed by Hills.

James Benenson, Jr. (63)             Mr. Benenson has been Chairman of Vesper
(term expires 2000)                  Corporation since 1979 and of Arrowhead
                                     Holdings Corporation since 1983. Prior to such time, Mr. Benenson served in various capacities with F. Eberstadt & Co., Walker,
                                     Hart & Co. and James Benenson & Co.  Mr.
                                     Benenson was appointed by the Corporation's
                                     Board of Directors to fill the vacancy
                                     created by the resignation of J. David
                                     Rosenberg.


EXECUTIVE OFFICERS

     Information about Warren G. Lichtenstein and Jack L. Howard, who are both directors and the only executive officers of the Corporation, may be found in the Section of this Proxy Statement entitled "Directors".

BENEFICIAL OWNERSHIP OF DIRECTORS AND MANAGEMENT

     Set forth below is certain information concerning the beneficial ownership of Common Stock as of December 31, 1998 by (a) the Corporation's directors, (b) the executive officers named in the Summary Compensation Table below, and (c) all current directors and executive officers as a group.



                                        Amount and
 Name of                                Nature of
Beneficial                              Beneficial
 Owner                                  Ownership(1)           Percent of Class
 -----                                  ---------              ----------------

Warren G. Lichtenstein                  1,320,613(2)                 31.2%
Jack L. Howard                            169,458                     4.0%
Earle C. May                              768,376(3)                 18.2%
Joseph L. Mullen                           20,361                      *
Harold Smith                               20,361                      *


All current directors and executive     2,299,169                    54.4%
officers as a group (five persons)

----------

*       Less than 1% of the outstanding Common Stock.

(1) Includes shares subject to warrants and options that are exercisable as follows: Mr. Howard - 139,958 shares; Mr. Lichtenstein 227,458 shares; Mr. May - 20,361 shares; Mr. Mullen - 20,361 shares; Mr. Smith - 20,361 shares;; and all directors and executive officers as a group - 428,499 shares.

(2) Includes 1,068,970 shares of Common Stock and 21,685 shares subject to warrants that are owned by Steel Partners II, L.P. Mr. Lichtenstein is chief executive officer of the general partner of Steel Partners II, L.P. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned by Steel Partners II, L.P., except to the extent of his pecuniary interest in such shares of Common Stock, which is less than the amount disclosed.

(3) Includes 50,250 shares of Common Stock owned by May Management, Inc. and 691,900 shares of Common Stock held in customer accounts as to which May Management, Inc. has shared dispositive power. Mr. May is the chief executive officer and a principal stockholder of May Management, Inc. and may be deemed to be the beneficial owner of shares owned by May Management, Inc. or as to which May Management, Inc. has shared dispositive power.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under the Securities Exchange Act of 1934 (the "Exchange Act"), the Corporation's directors, executive officers, and any persons holding more than 10% of any class of the Corporation's equity securities registered pursuant to
Section 12 of the Exchange Act are required to report their ownership of such equity securities, and any changes in that ownership, on a timely basis to the Securities and Exchange Commission. The Corporation believes that all such reports required to be filed during the fiscal year ended December 31, 1998 ("Fiscal 1998") were filed on a timely basis. The Corporation's belief is based solely on its review of Forms 3, 4, and 5 and amendments thereto furnished to the Corporation during, and with respect to, Fiscal 1998 by persons known to be subject to Section 16 of the Exchange Act.


BOARD COMMITTEES AND MEMBERSHIP

     In Fiscal 1998, the members of the Compensation Committee of the Board of Directors were Messrs. Wyche (Chairman), Rosenberg, and Smith. The Compensation Committee held _________meetings during Fiscal 1998. On ___________ 1999, Messrs.Wyche and Rosenberg resigned from the Board of Directors. On __________, 1999 Mr. Smith resigned from the Board of Directors. The Board appointed James Benenson, Jr. to fill the vacancy left by Mr. Rosenberg, whose term expires at the annual meeting in 2000. The Board has appointed Earle May to replace Mr. Wyche as chairman of the Compensation Committee for fiscal 1999. Duties of the Compensation Committee include: reviewing management compensation programs; reviewing and approving compensation changes for senior executive officers; and administering management stock option and incentive plans.


     The members of the Audit Committee of the Board of Directors in fiscal 1998 were Messrs. Rosenberg (Chairman), Mullen, and Smith. The Audit Committee held _________ meetings during Fiscal 1998. The Board has appointed Mr. Mullen as Chairman of the Audit Committee and named Mr. Benenson to the Committee to replace Mr. Rosenberg for fiscal 1999.Duties of the Audit Committee include: recommending independent certified public accountants; reviewing the scope of the audit examinations, including fees and staffing; reviewing the independence of the auditors; reviewing findings and recommendations of auditors and management's response; and reviewing the internal audit and control functions.

     The Board does not have a nominating committee or an executive committee. In Fiscal 1998, the Board of Directors held __________ meetings and committees of the Board held a total of _________meetings. During Fiscal 1998, all of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board of Directors on which such director served.

     Messrs. Rosenberg and Wyche, who resigned their positions at the end of Fiscal 1998 as described above, were each compensated for the remainder of their terms and agreed to serve as a board advisor to the company for the duration of such terms.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

CASH AND OTHER COMPENSATION

     The following table sets forth all the compensation earned for services rendered in all capacities, during the fiscal years indicated, by the person who served as chief executive officer of the Corporation and the other most highly compensated executive officer during Fiscal 1998 (collectively, the "Named Executives").

                                                               Long-Term Compensation
                         Annual Compensation                    Awards        Payouts
                         -------------------                    ------        -------
     (a)               (b)      (c)      (d)      (e)        (f)        (g)      (h)        (i)
Name and              Year    Salary    Bonus    Other    Restricted  Options/   LTIP     All Other
Principal Position              ($)      ($)     Annual     Stock      SARs     Payouts    Compen-
                                                 Compen-    Awards      (#)(1)   ($)       sation
                                                 sation      ($)

Warren G.             1998      ---      ---      ---        ---      211,145    ---         ---
Lichtenstein (1)      1997      ---      ---      ---        ---       16,313    ---         ---
President and chief
executive officer

Jack L.               1998      ---      ---      ---        ---      123,645    ---         ---
Howard (2)            1997      ---      ---      ---        ---       16,313    ---         ---
Vice President and
Chief financial
officer

----------------------
(1) Mr. Lichtenstein was elected President and chief executive officer of the Corporation on December 2, 1997. Mr. Lichtenstein received in Fiscal 1997 no compensation for acting as such, although, for his services as a director, Mr. Lichtenstein received the same compensation as other directors until his election. See "Director Compensation" below. In Fiscal 1998, Mr. Lichtenstein was granted options in respect of his service as chief executive officer. See "Chief Executive Officer Compensation and" "Stock Options" below.

     (2) Mr. Howard was elected Vice President and chief financial officer of the Corporation on ___________, 199__. Mr. Howard received in Fiscal 1997 no compensation for acting as such although, for his services as a director, Mr. Howard received the same compensation as other directors until his election. See "Director Compensation" below. In Fiscal 1998, Mr. Howard was granted options in respect of his service as chief financial officer. See "Compenstation of Chief Executive Officer and Chief Financial Officer" and "Stock Options" below.

STOCK OPTIONS

     The following table sets forth information with respect to options granted to the Named Executives during Fiscal 1998. No stock appreciation rights were granted to the Named Executives during Fiscal 1998.


                        OPTION GRANTS IN LAST FISCAL YEAR
                                                                                   Potential Realizable Value at
                                                                                       Assumed Annual Rates of
                                                                                    Stock Price Appreciation for
                                               Individual Grants                             Option Term (3)
                                               -----------------                             -----------
                         Number of        Percent of
                         Securities       Total Options
                        Underlying         Granted to       Exercise or
                         Options          Employees in       Base Price     Expiration
Name                     Granted (1)      Fiscal Year         ($/Sh)           Date        5%($)      10%($)
----                     -------          -----------          ----            ----        ----       -----
Warren G. Lichtenstein    5,882              1.8%              3.12           2/2/03       5,070      11,246
                          5,263              1.6%              3.5            5/1/03       5,070      11,246
                         50,000    (3)      14.9%              3.94           6/25/03     54,427     120,270
                        100,000    (3)      29.9%              3.58           6/25/03     98,909     218,563
                         50,000             14.9%              4.68           8/25/03     64,560     142,859

Jack L. Howard            5,882              1.8%              3.12           2/2/03       5,070      11,246
                          5,263              1.6%              3.5            5/1/03       5,070      11,246
                         50,000    (3)      14.9%              3.94           6/25/03     54,427     120,270
                         50,000    (3)      14.9%              3.58           6/25/03     49,454     109,281
                         12,500    (4)       3.7%              4.68           8/25/03     16,162      35,715

-----------
(1) All of the options were granted in respect of Mr. Lichtenstein's and Mr. Howard's service as executive officers of the Corporation. See "Compensation of the Chief Executive Officer and Chief Financial Officer" below.

(2) Based on an aggregate of 312,500 options granted to all employees during Fiscal 1998. Options vest immediately unless otherwise noted.

(3) In accordance with rules promulgated by the Securities and Exchange Commission, the potential realizable value of these grants (on a pre-tax basis) assumes that the Common Stock gains 5% or 10% in value per year, compounded over the five-year life of the options. These are assumed rates of appreciation and are not intended to forecast future appreciation of the Common Stock. The actual future value of the options will depend on the market value of the Corporation's Common Stock. All references to number of shares and price have been adjusted to reflect the Corporations 1-for-2 reverse stock split on November 20, 1998.

(4) The options are exercisable in eight equal installments, each vesting on the first business day of each quarter, commencing August 1, 1998.


     The following table sets forth information with respect to options held as of December 31, 1998 by the Named Executives. No options were exercised by the Named Executives of the Company during Fiscal 1998.

                         FISCAL YEAR-END OPTION VALUES

                                      Number of Unexercised Options        Value of Unexercised In-the-Money
                                            at Fiscal Year-End(#)            Options at Fiscal Year-End ($)(1)
                                            ------------------               -----------------------------
Name                                  Exercisable     Unexercisable          Exercisable     Unexercisable
----                                  -----------     -------------          -----------     -------------
Warren G. Lichtenstein                  114,958          112,500               253,277          286,875

Jack L. Howard                           64,958           75,000               165,527          200,250

----------
(1) The value of in-the-money options assumes the closing sales price of the Common Stock underlying the options as of December 31, 1998 ($6.25).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During Fiscal 1998, the Compensation Committee consisted of Messrs. May (Chairman), and Smith. None of the members of the Compensation Committee served as a member of the compensation committee of another entity during Fiscal 1998.

DIRECTOR COMPENSATION

     Effective July 22, 1997, the compensation of the non-employee directors of the Corporation was reduced by the Board of Directors by 25% to provide for an annual retainer fee (the "Retainer Fee") of $18,000 per year, plus a meeting fee (a "Meeting Fee") for each meeting (i) of the Board of Directors (in the amount of $1,125 per meeting for attendance in person or $562.50 for attendance by telephone), (ii) of a committee of the Board of Directors that does not meet on the same day as a meeting of the Board of Directors (in the amount of $1,125 per meeting), and (iii) of a committee of the Board of Directors that meets on the same day as the Board of Directors (in the amount of $375 per meeting). Pursuant to the Corporation's Long-Term Incentive Stock Plan, approved by the stockholders at the 1997 annual meeting of stockholders, beginning with the 1997 fiscal year the Retainer Fee and Meeting Fees were payable, at the election of each director, in the form of cash, grants ("Stock Awards") of Common Stock, and options to purchase Common Stock ("Options"), provided that a director electing to receive Stock Awards or Options had to elect to receive his Retainer Fee in such forms and could elect to receive his Meeting Fees in such forms.

     On January 15, 1998, the stock compensation of the non-employee directors of the Corporation for the fiscal year ending December 31, 1998 was set as follows: a Retainer Fee of $12,000 per year which is paid in the form of stock options pursuant to the Long-Term Incentive Stock Plan; plus Meeting Fees, in the form of cash, for each meeting (i) of the Board of Directors (in the amount of $1,000 per meeting, regardless of attendance in person or by telephone), (ii) of a committee of the Board of Directors that does not meet on the same day as a meeting of the Board of Directors (in the amount of $1,000 per meeting), and
(iii) of a committee of the Board of Directors that meets on the same day as the Board of Directors (in the amount of $500 per meeting). Directors are reimbursed for their actual travel and other expenses.

     Pursuant to the Long-Term Incentive Stock Plan: (i) Options are valued using the Black- Scholes option pricing model and such assumptions as the Corporation, in its sole discretion, deems reasonable; (ii) the exercise price of the Options will be, and Stock Awards will be valued using, the closing price of the Common Stock on the date of grant or issuance or deemed date of grant or issuance; (iii) a director's entitlement to receive Options will vest, and will be granted or issued, or deemed to be granted or issued, on the first day of the quarter as to which the Retainer Fee is payable; and (iv) options will terminate on the fifth anniversary of the date of issuance and will survive termination of membership on the Board of Directors of the Corporation.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As of March 31, 1998, the Corporation sub-sub-leased from Gateway Industries, Inc. office space on a non-exclusive basis for use as corporate headquarters or for other corporate uses. Under terms of this sub-sub-lease, the Corporation is obligated to pay one-third of all amounts payable, as billed to Gateway under the master sub-lease. Gateway Industries, Inc.'s sub-lease for the space is with Steel Partners II, L.P. ("Steel"), as sub-landlord. Warren
Lichtenstein, a director and the President and chief executive officer of the Corporation, beneficially owns more than 10% of the outstanding voting stock of Gateway Industries, Inc. and is the chief executive officer of the general partner of Steel. The rent payable by the Corporation is approximately $2,700 per month. The sub-sub-lease runs through March 30, 2001, but may be terminated by either party on 30 days notice.


                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee determines the Corporation's executive compensation policies. Subject to the terms of existing employment agreements between the Corporation and certain of its executive officers, the Compensation Committee determines the compensation of the Corporation's senior management and executive officers and administers incentive and stock option plans for all employees including the executive officers. The Compensation Committee met ____ times during Fiscal 1998, and at all such meetings the Compensation Committee was comprised solely of outside directors.

COMPENSATION POLICIES

     Set forth below is a description of the executive compensation policies of the Compensation Committee. It is expected that the Compensation Committee will continue these policies as the Corporation continues to attempt to locate, purchase, and operate other businesses.

     The executive compensation policies of the Compensation Committee are based on three fundamental goals: (i) to attract and retain corporate officers and other key employees who are considered to be essential to the competitive repositioning of the Corporation in its markets; (ii) to ensure that an appropriate relationship exists between annual bonus compensation and the performance of the Corporation; and (iii) to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value. These policies are implemented through determinations as to base salary, standards for determination of annual bonus compensation, and awards of equity compensation.

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

     Mr. Lichtenstein receives no cash compensation for his service as President and chief executive officer of the Corporation. However, on February 2, 1998 he was granted non-qualified stock options for 5,882 shares at an exercise price of $3.125 per share and on May 1, 1998 he was granted non-qualified stock options for 5,263 shares at an exercise price of $3.50 per share. Then, at the meeting of the Compensation Committee on June 25, 1998, options for a total of 150,000 shares were granted to Mr. Lichtenstein in respect of his service as chief executive officer for the two-year period beginning August 1, 1998. The options vest evenly over the two-year period, with 18,750 shares vesting upon the first business day of each quarter commencing August 1, 1998, and terminate on June 25, 2003. Of the total, 50,000 options were granted as incentive stock options under the Corporation's Long Term Stock Incentive Plan, with an exercise price of $3.94 per share, and the remaining 100,000 options were granted as non-qualified stock options under the Corporation's New Equity Compensation Plan (actually an older plan) with an exercise price of $3.58 per share. At the meeting of the Compensation Committee on August 25, 1998, non-qualified stock options for an additional 50,000 shares at an exercise price of $4.68 per share were granted to Mr. Lichtenstein under the Corporation's New Equity Compensation Plan.

     Also at the meeting of the Compensation Committee on June 25, 1998, options for a total of 100,000 shares were granted to Mr. Howard in respect of his service as chief financial officer for the two-year period beginning August 1, 1998. The options vest evenly over the two-year period, with 18,750 shares vesting upon the first business day of each quarter commencing August 1, 1998, and terminate on June 25, 2003. Of the total, 50,000 options were granted as incentive stock options under the Corporation's Long Term Stock Incentive Plan, with an exercise price of $3.94 per share, and the remaining 100,000 options were granted as non-qualified stock options under the Corporation's New Equity Compensation Plan (actually an older plan) with an exercise price of $3.58 per share. At the meeting of the Compensation Committee on August 25, 1998, non-qualified stock options for an additional 50,000 shares at an exercise price of $4.68 per share were granted to Mr. Howard under the Corporation's New Equity Compensation Plan.

     At the 1998 Annual Meeting, the stockholders approved the merger of the Corporation's two compensation plans.


PERFORMANCE GRAPH

     The following graph shows a comparison of the cumulative total returns for the Corporation, the NASDAQ Composite index, and an index of peer companies. The graph assumes that the value of the investment in the Corporation and each index was $____ on _________ 199_ and that all dividends were reinvested.

                    COMPARISON OF CUMULATIVE TOTAL RETURN OF
                      COMPANY, PEER GROUP AND BROAD MARKET

                            ----------------FISCAL YEAR ENDING-----------------
COMPANY/INDEX/MARKET        5/3/95    1/31/96    1/31/97    1/31/98    12/31/98

Rose's Holdings             100.00     50.89      58.28      58.28      177.51
MG Group Index              100.00    126.68     181.80     238.84      279.56
NASDAQ Market Index         100.00    118.12     152.30     178.73      242.14

     The above graph compares the performance of the Corporation with the NASDAQ Composite, and a group of peer companies with the investment weighted on market capitalization. Companies in the peer group are those that fall under Media General Industry Group. This group is comprised of credit services.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTOR

     One director is to be elected at the Annual Meeting. The Board has nominated Jack L. Howard to be re-elected for a one-year term, expiring at the annual meeting in 2000. After the election of one director at the Annual Meeting, the Corporation will have five directors, including the four continuing directors whose present terms extend beyond this Annual Meeting. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board's nominee. If the Board's nominee should become unavailable for any reason, which the Board does not anticipate, proxy holders will vote for a nominee designated by the present Board to fill the vacancy at or prior to the meeting. The director will be elected by a plurality of the votes cast. The information concerning the nominee and each director continuing in office has been furnished by them to the Corporation. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEE.



                                  PROPOSAL TWO

                      PROPOSAL TO AMEND THE CORPORATION'S
                 CHARTER TO CHANGE THE NAME OF THE CORPORATION

     The Board of Directors has unanimously adopted resolutions declaring the advisability of, and submits to the stockholders for approval, an amendment (the "Name Amendment") to the Corporation's Amended and Restated Certificate of Incorporation (the "Charter") changing the name of the Corporation from Rose's Holdings, Inc. to WebFinancial Corporation.

     The Corporation was formed in 1997 to act as a holding company for Rose's Stores, Inc., an owner/operator of general merchandise discount stores founded in 1927 in Henderson, North Carolina ("Stores"). The Stores operating subsidiary was sold to Variety Wholesalers, Inc. on December 2, 1997 and since such sale, the Corporation has not conducted any operations in that line of business, nor does the Corporation have any present intent to engage in such line of business in the future.

     In August 1998, the Corporation acquired an indirect 90% interest in WebBank Corporation, a Utah industrial loan corporation ("WebBank"), and formed Praxis Investment Advisors, Inc., a Delaware corporation engaged in the research and development of financial products. In addition, the Corporation continues to seek additional acquisitions and/or merger transactions in which to employ its cash. The Board believes that the Corporation's break with its discount retail store history is complete, and that it is appropriate to adopt a name more in keeping with the Corporation's current and potential lines of business. In that connection, the Board has reserved the name "WebFinancial Corporation" in Delaware, the Corporation's jurisdiction of organization.


     The affirmative vote of the holders of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting, at which a quorum is present, is required to approve the Name Amendment. If the Name Amendment is approved by the stockholders, it will become effective upon the filing of a Certificate of Amendment in accordance with the Delaware General Corporation Law. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL APPROVING THE NAME AMENDMENT.


                                 PROPOSAL THREE

                              INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG LLP, independent certified public accountants, to audit the books and records of the Corporation for the current year. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO CONFIRM SUCH APPOINTMENT.

     Representatives of KPMG LLP are expected to be available at the meeting of stockholders to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.


                             STOCKHOLDER PROPOSALS

     If a stockholder notifies the Corporation after ________, 2000 of an intent to present a proposal at the Corporation's 2000 Annual Meeting, the Corporation will have the right to exercise its discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials. Stockholders of the Corporation wishing to include proposals in the proxy material in relation to the Annual Meeting must submit the same in writing so as to be received at the executive offices of the Corporation on or before _______, 2000. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

                                       By Order of the Board of Directors,

                                       Jack L. Howard
                                       Secretary

May xx, 1999

                             ROSE'S HOLDINGS, INC.
                                     PROXY

     The undersigned appoints Warren G. Lichtenstein and Jack L. Howard, and either of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Rose's Holdings, Inc. (the "Corporation") that the undersigned is entitled to vote at the annual meeting of stockholders to be held at the Corporation's principal executive offices at 150 East 52nd Street, New York, New York 10022, on Tuesday, June 15, 1999 at 10:00 A.M., and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of, and proxy statement relating to, the meeting (receipt whereof is hereby acknowledged).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1), (2), and (3),

1. ELECTION OF DIRECTORS

   FOR all nominees listed                         WITHHOLD AUTHORITY to
   below except as marked                          vote for all nominees
   to the contrary below    []                     listed below         []

   Jack L. Howard

   (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. PROPOSAL TO AMEND THE CORPORATION'S CHARTER TO CHANGE THE NAME OF THE CORPORATION

           [] FOR                   [] AGAINST                  [] ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE CORPORATION

           [] FOR                   [] AGAINST                  [] ABSTAIN

4. In their discretion upon such other matters as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (1), (2),and (3).

     Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       -------------------------------
                                       Signature

                                       -------------------------------
                                       Signature if held jointly

                                       DATED:                      , 1999


     Please return in the postage paid envelope.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


        Please return in the enclosed postage paid envelope.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.